UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

NEUROBO PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Concord Avenue, Suite 210 Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(857) 702-9600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 18, 2024, NeuroBo Pharmaceuticals, Inc. (the “Company”) held a virtual special meeting of stockholders (the “Special Meeting”). The Company’s stockholders voted on two proposals at the Special Meeting as set forth below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 21, 2024. There were 3,113,652 shares of common stock, par value $0.001 per share (the “Common Stock”) present and entitled to vote at the Special Meeting, online or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Special Meeting, each share of Common Stock represented one vote.

At the Special Meeting, the Company’s stockholders voted on the following proposals:

1.	To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock, in an amount equal to or in excess of 20% of the Common Stock outstanding immediately prior to the issuance of: (i) up to 5,089,060 shares of Common Stock issuable upon the exercise of Series A Common Stock Purchase Warrants issued in a private placement pursuant to those certain Securities Purchase Agreements, dated as of June 23, 2024, entered into by and among the Company and certain institutional investors named therein (the “Securities Purchase Agreements”); (ii) up to 7,633,591 shares of Common Stock issuable upon the exercise of Series B Common Stock Purchase Warrants issued in a private placement pursuant to the Securities Purchase Agreements; and (iii) up to 127,227 shares of Common Stock issuable upon the exercise of Placement Agent Common Stock Purchase Warrants issued in a private placement pursuant to that certain Engagement Letter, dated as of May 23, 2024, as amended, by and between the Company and H.C. Wainwright & Co., LLC (the “Issuance Proposal”); and
2.	To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve the Issuance Proposal described above (the “Adjournment Proposal”).

The voting results at the Special Meeting are shown below:

Proposal 1: The Issuance Proposal.

Votes For	Votes Against	Abstentions
2,987,855	54,375	71,422

The stockholders of the Company approved the Issuance Proposal.

Proposal 2: The Adjournment Proposal.

70,689
Votes For	Votes Against	Abstentions
2,997,754	45,209	70,689

The stockholders of the Company approved the Adjournment Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.

Date: September 19, 2024	By:	/s/ Hyung Heon Kim
Hyung Heon Kim
President and Chief Executive Officer